Exhibit 10.26

SUPPLEMENTAL AGREEMENT TO THE

MANAGEMENT STOCKHOLDER’S AGREEMENT AND THE SALE

PARTICIPATION AGREEMENT

This Supplemental Agreement to the Management Stockholder’s Agreement and the Sale Participation Agreement (the “Agreement”) is dated as of May 15, 2008 by and between Affinia Group Holdings Inc., a Delaware corporation (the “Company”), Cypress Merchant Banking Partners II L.P. a Delaware limited partnership (“Cypress Onshore”), Cypress Merchant Banking II C.V., a limited partnership formed under the laws of The Netherlands (“Cypress Offshore”), 55th Street Partners II L.P., a Delaware limited partnership (“55th Street”), Cypress Side-by-Side L.L.C., a Delaware limited liability company (“Side by Side” and, together with Cypress Onshore, Cypress Offshore and 55th Street, the “Cypress Entities”) and the undersigned person (the “Management Stockholder”) (the Company, the Cypress Entities and the Management Stockholder being hereinafter collectively referred to as the “Parties”).

RECITALS

WHEREAS, the Company and the Management Stockholder entered into that certain Management Stockholder’s Agreement, dated as of                                  (the “Management Stockholders Agreement”);

WHEREAS, the Cypress Entities and the Management Stockholder entered into that certain Sale Participation Agreement, dated as of                                  (the “Sale Participation Agreement”);

WHEREAS, the Management Stockholder is a participant under the Affinia Group Senior Executive Deferred Compensation and Stock Award Plan (the “Plan”), under which the Management Stockholder’s deferred compensation account is notionally invested in Company common stock, and pursuant to which the Management Stockholder may receive a future distribution from the Plan in the form of Company common stock, in each case subject to an in accordance with the Plan’s terms;

WHEREAS, all shares of Company common stock distributed to the Management Stockholder under the Plan are required to be subject to the Management Stockholders Agreement, and it is a condition to the Management Stockholder’s right to participate under the Plan that such Management Stockholder enter into the Management Stockholders Agreement; and

WHEREAS, the Parties wish to clarify the applicability of the provisions of the Management Stockholders Agreement and the Sale Participation Agreement to the shares of Company common stock issuable and issued under the Plan.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and for other good and valuable consideration, and upon the terms and conditions contained herein, the Parties agree as follows. Capitalized terms used herein which are undefined shall have the meaning assigned thereto in the Management Stockholders Agreement, the Sale Participation or the Plan, as specified herein.

Section 1. The Company and the Management Stockholder agree that Shares (as such term is defined in the Plan) issuable and issued under the Plan to the Management Stockholder shall constitute “Stock” for purposes of the Management Stockholders Agreement and shall be subject to all the terms and conditions of the Management Stockholders Agreement, with the following variations:

(a) With respect to any Share issued under the Plan, the definition of “Base Price” with respect to such Share for purposes of Sections 6 and 7 of the Management Stockholders Agreement shall mean the “Fair Market Value” (as defined under the Plan) of such Share on the “Investment Date” (as defined under the Plan); and

(b) Upon an “Initial Public Offering” (as defined under the Plan), the provisions of the Management Stockholders Agreement, as they relate to Shares issued under the Plan, shall lapse.

Section 2. Except as expressly amended, modified or supplemented hereby, the Company and the Management Stockholder otherwise reaffirm all other provisions contained in the Management Stockholders Agreement.

Section 3. The Cypress Entities and the Management Stockholder agree that Shares (as such term is defined in the Plan) issued under the Plan to the Management Stockholder shall constitute “Common Stock” for purposes of the Sale Participation Agreement and, when issued under the Plan, shall be subject to all the terms and conditions of the Sale Participation Agreement.

Section 4. Except as expressly amended, modified or supplemented hereby, the Cypress Entities and the Management Stockholder otherwise reaffirm all other provisions contained in the Sale Participation Agreement.

Section 5. The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement

Section 6. This Agreement may be executed in counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

MANAGEMENT STOCKHOLDER.

Signature:

Printed Name:

Address:

The undersigned solely for purposes of Sections 1, 2, 5 and 6 with respect to the Management Stockholders Agreement.

AFFINIA GROUP HOLDINGS INC.

By:
Name: Title:

The undersigned Cypress Entities solely for purposes of Sections 3, 4, 5 and 6 with respect to the Sale Participation Agreement.

CYPRESS MERCHANT BANKING PARTNERS II L.P.

By:	Cypress Associates II LLC, its general partner

By:
Name: Title: Managing Member

55th STREET PARTNERS II L.P.

By:	Cypress Associates II LLC, its general partner

By:
Name: Title: Managing Member

CYPRESS MERCHANT BANKING II C.V.

By:	Cypress Associates II LLC, its managing general partner

By:
Name: Title: Managing Member

CYPRESS SIDE-BY-SIDE LLC

By:
Name: Title: